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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A
                                       TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 11, 2004


                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)

        DELAWARE                                001-15423                             76-0312499
(State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)



              1330 POST OAK BLVD., SUITE 2700                                       77095
         (Address of Principal Executive Offices)                                 (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The purpose of this amendment is to correct the Company's Form 8-K dated February 11, 2004, which incorrectly also included the Company's press release relating to its first quarter 2003 earnings.

On February 11, 2004, Grant Prideco, Inc. issued the press release attached as
Exhibit 99.1 to this Form 8-K reporting its fourth quarter 2004 results.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits.

99.1 Press Release dated February 11, 2004 relating to Fourth Quarter 2003 Earnings


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GRANT PRIDECO, INC.

Date: February 11, 2003                By:     /s/ Philip A. Choyce
                                           ----------------------------------
                                                   Philip A. Choyce
                                           Vice President and General Counsel